SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 2, 2013
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Regulation FD Disclosure

On July 12, 2013, Research Frontiers Inc. filed a lawsuit against E Ink Corporation; E Ink Holdings, Inc. (f/k/a Prime View International Co., Ltd.); Amazon.com, Inc.; Sony Electronics Inc.; Sony Corporation; Barnes & Noble, Inc.; and Barnesandnoble.com LLC in the United States District Court for the District of Delaware for patent infringement of two of its patents.

On December 2, 2013 Research Frontiers amended its complaint and asserted an additional claim of United States No. 6,271,956.

Research Frontiers asserts infringement by the named defendants of United States Patent No. 6,606,185, entitled “SPD Films and Light Valves Comprising Liquid Suspensions of Heat-Reflective Particles of Mixed Metal Oxides and Methods of Making Such Particles,” United States Patent No. 5,463,491 entitled “Light Valve Employing a Film Comprising an Encapsulated Liquid Suspension, and Method of Making Such Film,” and United States Patent No. 6,271,956, entitled “Method and Materials for Enhancing the Adhesion of SPD Films, and Light Valves Comprising Same.”

Research Frontiers alleges that E Ink Corporation’s products and those of its customers, such as various models of the Amazon Kindle, Sony Reader, Barnes & Noble Nook, and other e-reader/e-book devices, infringe on its patents.

Research Frontiers seeks an injunction in addition to monetary damages and pre-judgment interest and other relief against the defendants.

Details are noted in the amended complaint attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The amended complaint filed by Research Frontiers, as well as other documents filed with the Court relating to this litigation are available from the United States District Court for the District of Delaware.

This report and the documents referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's press releases, quarterly 10-Q and annual 10-K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Amended Complaint filed by Research Frontiers on December 2, 2013 against E Ink Corporation; E Ink Holdings, Inc. (f/k/a Prime View International Co., Ltd.); Amazon.com, Inc.; Sony Electronics Inc.; Sony Corporation; Barnes & Noble, Inc.; and Barnesandnoble.com LLC in the United States District Court for the District of Delaware.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
By:	Seth L. Van Voorhees
Title:	CFO and VP, Business Development

Dated: December 3, 2013